Exhibit 99.1

te.com

TE Connectivity announces third quarter results for fiscal year 2021

Record sales and strong performance across all segments; EPS exceed company expectations

SCHAFFHAUSEN, Switzerland – July 28, 2021 – TE Connectivity Ltd. (NYSE: TEL) today reported results for the fiscal third quarter ended June 25, 2021.

Third Quarter Highlights

●	Net sales were a record $3.8 billion, up 51% on a reported basis, and 45% on an organic basis year over year.
●	Orders of $4.5 billion, consistent with second quarter order levels.
●	GAAP diluted earnings per share (EPS) from continuing operations were $1.74, and adjusted EPS were $1.79, up significantly year over year and a record for the company.
●	Cash flow from operating activities was $682 million and free cash flow was $539 million, with $447 million returned to shareholders.

“The global strength and diversity of our portfolio, combined with our global manufacturing strategy, positioned us to deliver record results despite broader supply chain challenges. We are continuing to benefit from the growth trends we have strategically positioned TE to capitalize on, as all three of our business segments – Transportation, Industrial and Communications - delivered strong operating performance, both year over year and sequentially,” said TE Connectivity CEO Terrence Curtin. “I am very pleased with our results as well as our team’s ability to deliver record sales growth and earnings that exceeded our expectations. We expect strong performance to continue into the fourth quarter with double digit sales growth and significant EPS growth year over year as we continue to benefit from a recovering economic backdrop, content growth and our leadership positions in long-term technology trends.”

Fourth Quarter Outlook

For the fourth quarter of fiscal 2021, the company expects net sales of approximately $3.8 billion, compared to $3.26 billion in the prior year. GAAP diluted EPS from continuing operations are expected to be approximately $1.55, compared to $0.69 in the prior year. Adjusted EPS are expected to be approximately $1.65, compared to adjusted EPS of $1.16 in the prior year.

For the full year, the company expects net sales of $14.9 billion, up approximately 22% year over year. GAAP diluted EPS from continuing operations are expected to be $5.94, including net restructuring, acquisition-related and other charges of $0.62 and a tax-related benefit of $0.09. The company expects adjusted EPS of $6.47, compared to $4.26 in the prior year, up 52% year over year.

Information about TE Connectivity's use of non-GAAP financial measures is provided below. For reconciliations of these non-GAAP financial measures, see the attached tables.

Conference Call and Webcast

The company will hold a conference call today beginning at 8:30 a.m. ET. The dial-in information is provided here:

●	At TE Connectivity's website: investors.te.com
●	By telephone: For both "listen-only" participants and those participants who wish to take part in the question-and-answer portion of the call, the dial-in number in the United States is (866) 211-4092, and for international callers, the dial-in number is (647) 689-6620.
●	A replay of the conference call will be available on TE Connectivity’s investor website at investors.te.com at 11:30 a.m. ET on July 28, 2021.

About TE Connectivity

TE Connectivity Ltd. (NYSE: TEL) is a global industrial technology leader creating a safer, sustainable, productive, and connected future. Our broad range of connectivity and sensor solutions, proven in the harshest environments, enable advancements in transportation, industrial applications, medical technology, energy, data communications, and the home. With approximately 80,000 employees, including more than 7,500 engineers, working alongside customers in approximately 140 countries, TE ensures that EVERY CONNECTION COUNTS. Learn more at www.te.com and on LinkedIn, Facebook, WeChat and Twitter.

Non-GAAP Financial Measures

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding our non-GAAP financial measures:

●Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans.

●Adjusted Operating Income (Loss) and Adjusted Operating Margin – represent operating income (loss) and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income (loss) and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income (Loss) is a significant component in our incentive compensation plans.

●Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any.

●Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any.

●Adjusted Income (Loss) from Continuing Operations – represents income (loss) from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

●Adjusted Earnings (Loss) Per Share – represents diluted earnings (loss) per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

●Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

Forward-Looking Statements

This release contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results, and the impact on our operations resulting from the coronavirus disease 2019 (“COVID-19”). Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of COVID-19 negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the severity of the virus, the duration of the outbreak, the impact on our suppliers’ and customers’ supply chains, the actions that may be taken by various governmental authorities in response to the outbreak in jurisdictions in which we operate, and the possible impact on the global economy and local economies in which we operate. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 25, 2020 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

# # #

Contacts:	Media Relations:	Investor Relations:
	Fernando Vivanco	Sujal Shah
	TE Connectivity	TE Connectivity
	610-893-9756	610-893-9790
	Fernando.Vivanco@te.com	Sujal.Shah@te.com

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Quarters Ended		For the Nine Months Ended
	June 25,	June 26,	June 25,	June 26,
	2021	2020	2021	2020

	(in millions, except per share data)
Net sales	$3,845	$2,548	$11,105	$8,911
Cost of sales	2,577	1,841	7,481	6,145
Gross margin	1,268	707	3,624	2,766
Selling, general, and administrative expenses	366	321	1,128	1,040
Research, development, and engineering expenses	168	146	504	465
Acquisition and integration costs	9	8	23	27
Restructuring and other charges, net	11	98	195	144
Impairment of goodwill	—	—	—	900
Operating income	714	134	1,774	190
Interest income	3	2	14	13
Interest expense	(14)	(13)	(42)	(36)
Other income, net	2	4	5	20
Income from continuing operations before income taxes	705	127	1,751	187
Income tax expense	(124)	(185)	(290)	(674)
Income (loss) from continuing operations	581	(58)	1,461	(487)
Income (loss) from discontinued operations, net of income taxes	(1)	17	6	16
Net income (loss)	$580	$(41)	$1,467	$(471)

Basic earnings (loss) per share:
Income (loss) from continuing operations	$1.76	$(0.18)	$4.41	$(1.46)
Income (loss) from discontinued operations	—	0.05	0.02	0.05
Net income (loss)	1.76	(0.12)	4.43	(1.41)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$1.74	$(0.18)	$4.39	$(1.46)
Income (loss) from discontinued operations	—	0.05	0.02	0.05
Net income (loss)	1.74	(0.12)	4.41	(1.41)

Weighted-average number of shares outstanding:
Basic	330	330	331	333
Diluted	333	330	333	333

TE CONNECTIVITY LTD.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	June 25,	September 25,
	2021	2020

	(in millions, except share data)
Assets
Current assets:
Cash and cash equivalents	$1,416	$945
Accounts receivable, net of allowance for doubtful accounts of $41 and $29, respectively	2,985	2,377
Inventories	2,392	1,950
Prepaid expenses and other current assets	601	512
Total current assets	7,394	5,784
Property, plant, and equipment, net	3,723	3,650
Goodwill	5,401	5,224
Intangible assets, net	1,516	1,593
Deferred income taxes	2,224	2,178
Other assets	800	813
Total assets	$21,058	$19,242
Liabilities, redeemable noncontrolling interests, and shareholders' equity
Current liabilities:
Short-term debt	$505	$694
Accounts payable	1,938	1,276
Accrued and other current liabilities	2,219	1,720
Total current liabilities	4,662	3,690
Long-term debt	3,629	3,452
Long-term pension and postretirement liabilities	1,305	1,336
Deferred income taxes	149	143
Income taxes	299	252
Other liabilities	852	874
Total liabilities	10,896	9,747
Commitments and contingencies
Redeemable noncontrolling interests	116	112
Shareholders' equity:
Common shares, CHF 0.57 par value, 336,099,881 shares authorized and issued, and 338,953,381 shares authorized and issued, respectively	148	149
Accumulated earnings	10,892	10,348
Treasury shares, at cost, 7,518,936 and 8,295,878 shares, respectively	(778)	(669)
Accumulated other comprehensive loss	(216)	(445)
Total shareholders' equity	10,046	9,383
Total liabilities, redeemable noncontrolling interests, and shareholders' equity	$21,058	$19,242

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Quarters Ended		For the Nine Months Ended
	June 25,	June 26,	June 25,	June 26,
	2021	2020	2021	2020

	(in millions)
Cash flows from operating activities:
Net income (loss)	$580	$(41)	$1,467	$(471)
(Income) loss from discontinued operations, net of income taxes	1	(17)	(6)	(16)
Income (loss) from continuing operations	581	(58)	1,461	(487)
Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities:
Impairment of goodwill	—	—	—	900
Depreciation and amortization	210	176	590	530
Deferred income taxes	(14)	114	(62)	459
Non-cash lease cost	31	27	90	79
Provision for losses on accounts receivable and inventories	10	10	32	28
Share-based compensation expense	24	17	73	54
Other	(25)	29	(45)	40
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	(71)	322	(638)	182
Inventories	(270)	(191)	(482)	(342)
Prepaid expenses and other current assets	16	2	(14)	27
Accounts payable	136	(130)	646	(81)
Accrued and other current liabilities	(15)	(24)	110	(204)
Income taxes	27	19	61	20
Other	42	67	80	67
Net cash provided by operating activities	682	380	1,902	1,272
Cash flows from investing activities:
Capital expenditures	(170)	(130)	(454)	(439)
Proceeds from sale of property, plant, and equipment	27	3	85	6
Acquisition of businesses, net of cash acquired	(19)	31	(126)	(328)
Other	(12)	15	(2)	13
Net cash used in investing activities	(174)	(81)	(497)	(748)
Cash flows from financing activities:
Net decrease in commercial paper	—	—	—	(219)
Proceeds from issuance of debt	—	—	661	593
Repayment of debt	(426)	(352)	(706)	(352)
Proceeds from exercise of share options	11	2	130	29
Repurchase of common shares	(259)	(115)	(518)	(523)
Payment of common share dividends to shareholders	(165)	(159)	(483)	(466)
Other	(3)	(1)	(27)	(32)
Net cash used in financing activities	(842)	(625)	(943)	(970)
Effect of currency translation on cash	2	4	9	(7)
Net increase (decrease) in cash, cash equivalents, and restricted cash	(332)	(322)	471	(453)
Cash, cash equivalents, and restricted cash at beginning of period	1,748	796	945	927
Cash, cash equivalents, and restricted cash at end of period	$1,416	$474	$1,416	$474

Supplemental cash flow information:
Interest paid on debt, net	$7	$7	$40	$31
Income taxes paid, net of refunds	110	51	291	195

TE CONNECTIVITY LTD.

RECONCILIATION OF FREE CASH FLOW (UNAUDITED)

	For the Quarters Ended		For the Nine Months Ended
	June 25,	June 26,	June 25,	June 26,
	2021	2020	2021	2020

	(in millions)
Net cash provided by continuing operating activities	$682	$380	$1,902	$1,272
Excluding:
Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts	—	27	12	(5)
Capital expenditures, net	(143)	(127)	(369)	(433)
Free cash flow (1)	$539	$280	$1,545	$834

(1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

CONSOLIDATED SEGMENT DATA (UNAUDITED)

	For the Quarters Ended				For the Nine Months Ended
	June 25,		June 26,		June 25,		June 26,
	2021		2020		2021		2020

	($ in millions)
	Net Sales		Net Sales		Net Sales		Net Sales
Transportation Solutions	$2,265		$1,255		$6,776		$4,980
Industrial Solutions	1,002		865		2,827		2,754
Communications Solutions	578		428		1,502		1,177
Total	$3,845		$2,548		$11,105		$8,911

	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income	Margin	Income (Loss)	Margin	Income	Margin	Income (Loss)	Margin
Transportation Solutions	$433	19.1%	$(1)	(0.1)%	$1,139	16.8%	$(291)	(5.8)%
Industrial Solutions	148	14.8	70	8.1	335	11.9	327	11.9
Communications Solutions	133	23.0	65	15.2	300	20.0	154	13.1
Total	$714	18.6%	$134	5.3%	$1,774	16.0%	$190	2.1%

	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted
	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)
Transportation Solutions	$440	19.4%	$60	4.8%	$1,284	18.9%	$707	14.2%
Industrial Solutions	158	15.8	112	12.9	395	14.0	389	14.1
Communications Solutions	136	23.5	68	15.9	316	21.0	165	14.0
Total	$734	19.1%	$240	9.4%	$1,995	18.0%	$1,261	14.2%

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NET SALES GROWTH (DECLINE) (UNAUDITED)

	Change in Net Sales for the Quarter Ended June 25, 2021
	versus Net Sales for the Quarter Ended June 26, 2020
	Net Sales		Organic Net Sales			Acquisition/
	Growth (Decline)		Growth (Decline) (1)		Translation (2)	(Divestitures)

	($ in millions)
Transportation Solutions (3):
Automotive	$803	100.8%	$738	90.2%	$65	$—
Commercial transportation	149	63.9	136	56.3	13	—
Sensors	58	25.8	47	20.3	11	—
Total	1,010	80.5	921	71.6	89	—
Industrial Solutions (3):
Aerospace, defense, oil, and gas	(5)	(1.9)	(18)	(6.9)	8	5
Industrial equipment	112	42.3	96	35.5	16	—
Medical	17	10.6	16	9.9	1	—
Energy	13	7.5	15	8.7	8	(10)
Total	137	15.8	109	12.6	33	(5)
Communications Solutions (3):
Data and devices	53	19.2	46	16.1	7	—
Appliances	97	63.8	88	56.9	9	—
Total	150	35.0	134	30.8	16	—
Total	$1,297	50.9%	$1,164	45.0%	$138	$(5)

	Change in Net Sales for the Nine Months Ended June 25, 2021
	versus Net Sales for the Nine Months Ended June 26, 2020
	Net Sales		Organic Net Sales			Acquisitions/
	Growth (Decline)		Growth (Decline) (1)		Translation (2)	(Divestitures)

	($ in millions)
Transportation Solutions (3):
Automotive	$1,292	36.2%	$1,083	29.9%	$209	$—
Commercial transportation	310	39.5	274	34.3	36	—
Sensors	194	30.9	81	12.5	24	89
Total	1,796	36.1	1,438	28.4	269	89
Industrial Solutions (3):
Aerospace, defense, oil, and gas	(115)	(12.9)	(152)	(17.1)	21	16
Industrial equipment	203	25.1	162	19.6	41	—
Medical	(31)	(5.9)	(33)	(6.3)	2	—
Energy	16	3.0	15	2.9	20	(19)
Total	73	2.7	(8)	(0.4)	84	(3)
Communications Solutions (3):
Data and devices	128	18.0	108	15.0	20	—
Appliances	197	42.5	177	37.7	20	—
Total	325	27.6	285	24.1	40	—
Total	$2,194	24.6%	$1,715	19.0%	$393	$86

(1) Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.
(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.
(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 25, 2021

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	(Non-GAAP) (2)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$433	$5	$2	$440
Industrial Solutions	148	4	6	158
Communications Solutions	133	—	3	136
Total	$714	$9	$11	$734

Operating margin	18.6%			19.1%

Other income, net	$2	$—	$—	$2

Income tax expense	$(124)	$(2)	$(4)	$(130)

Effective tax rate	17.6%			17.9%

Income from continuing operations	$581	$7	$7	$595

Diluted earnings per share from continuing operations	$1.74	$0.02	$0.02	$1.79

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 26, 2020

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Tax Items (2)	(Non-GAAP) (4)

	($ in millions, except per share data)
Operating income (loss):
Transportation Solutions	$(1)	$6	$55	$—	$60
Industrial Solutions	70	2	40	—	112
Communications Solutions	65	—	3	—	68
Total	$134	$8	$98	$—	$240

Operating margin	5.3%				9.4%

Other income, net	$4	$—	$—	$—	$4

Income tax expense	$(185)	$(1)	$(21)	$170	$(37)

Effective tax rate	145.7%				15.9%

Income (loss) from continuing operations	$(58)	$7	$77	$170	$196

Diluted earnings (loss) per share from continuing operations (3)	$(0.18)	$0.02	$0.23	$0.51	$0.59

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Income tax expense related to an increase to the valuation allowance for certain non-U.S. deferred tax assets.

(3) U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Nine Months Ended June 25, 2021

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$1,139	$15	$130	$—	$1,284
Industrial Solutions	335	11	49	—	395
Communications Solutions	300	—	16	—	316
Total	$1,774	$26	$195	$—	$1,995

Operating margin	16.0%				18.0%

Other income, net	$5	$—	$—	$—	$5

Income tax expense	$(290)	$(6)	$(38)	$(29)	$(363)

Effective tax rate	16.6%				18.4%

Income from continuing operations	$1,461	$20	$157	$(29)	$1,609

Diluted earnings per share from continuing operations	$4.39	$0.06	$0.47	$(0.09)	$4.83

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Income tax benefits related to an Internal Revenue Service approved change in the tax method of depreciating or amortizing certain assets.
(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Nine Months Ended June 26, 2020

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Impairment		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	of Goodwill (1)	Tax Items (2)	(Non-GAAP) (4)

	($ in millions, except per share data)
Operating income (loss):
Transportation Solutions	$(291)	$21	$77	$900	$—	$707
Industrial Solutions	327	6	56	—	—	389
Communications Solutions	154	—	11	—	—	165
Total	$190	$27	$144	$900	$—	$1,261

Operating margin	2.1%					14.2%

Other income, net	$20	$—	$—	$—	$(8)	$12

Income tax expense	$(674)	$(4)	$(25)	$(4)	$494	$(213)

Effective tax rate	360.4%					17.0%

Income (loss) from continuing operations	$(487)	$23	$119	$896	$486	$1,037

Diluted earnings (loss) per share from continuing operations (3)	$(1.46)	$0.07	$0.36	$2.68	$1.46	$3.10

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes $355 million of income tax expense related to the tax impacts of certain measures of Swiss tax reform and $170 million of income tax expense related to an increase to the valuation allowance for certain non-U.S. deferred tax assets, partially offset by a $31 million income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien.

(3) U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 25, 2020

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$198	$11	$36	$—	$245
Industrial Solutions	85	2	46	—	133
Communications Solutions	64	—	31	—	95
Total	$347	$13	$113	$—	$473

Operating margin	10.6%				14.5%

Income tax expense	$(109)	$(4)	$(21)	$56	$(78)

Effective tax rate	32.3%				16.8%

Income from continuing operations	$228	$9	$92	$56	$385

Diluted earnings per share from continuing operations	$0.69	$0.03	$0.28	$0.17	$1.16

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Income tax expense related to increases to the valuation allowance for certain deferred tax assets.
(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 25, 2020

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Impairment		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	of Goodwill (1)	Tax Items (2)	(Non-GAAP) (4)

	($ in millions, except per share data)
Operating income (loss):
Transportation Solutions	$(93)	$32	$113	$900	$—	$952
Industrial Solutions	412	8	102	—	—	522
Communications Solutions	218	—	42	—	—	260
Total	$537	$40	$257	$900	$—	$1,734

Operating margin	4.4%					14.2%

Other income, net	$20	$—	$—	$—	$(8)	$12

Income tax expense	$(783)	$(8)	$(46)	$(4)	$550	$(291)

Effective tax rate	149.4%					17.0%

Income (loss) from continuing operations	$(259)	$32	$211	$896	$542	$1,422

Diluted earnings (loss) per share from continuing operations (3)	$(0.78)	$0.10	$0.63	$2.68	$1.62	$4.26

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes $355 million of income tax expense related to the tax impacts of certain measures of Swiss tax reform and $226 million of income tax expense related to increases to the valuation allowance for certain deferred tax assets, partially offset by a $31 million income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien.

(3) U.S. GAAP diluted shares excludes two million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

TO FORWARD-LOOKING GAAP FINANCIAL MEASURES

As of July 28, 2021

(UNAUDITED)

	Outlook for
	Quarter Ending
	September 24,	Outlook for
	2021	Fiscal 2021
Diluted earnings per share from continuing operations	$1.55	$5.94
Restructuring and other charges, net	0.08	0.54
Acquisition-related charges	0.02	0.08
Tax items	—	(0.09)
Adjusted diluted earnings per share from continuing operations (1)	$1.65	$6.47

Net sales growth	16.5%	22.4%
Translation	(2.5)	(2.6)
(Acquisitions) divestitures, net	0.2	(2.0)
Organic net sales growth (1)	14.2%	17.8%

(1) See description of non-GAAP financial measures.